EXHIBIT 10.3


NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE 1933 ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS AND NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 4 OF THIS WARRANT.









                                     WARRANT
                           to Purchase Common Stock of
                      Shepherd Surveillance Solutions, Inc.
                             Expiring June 28, 2001



         This Warrant certifies that Trilon Dominion Partners, L.L.C., a Delaware limited liability company, or registered assigns (the "Holder"), is entitled to, subject to the terms set forth below, subscribe for and purchase from Shepherd Surveillance Solutions, Inc., a Nevada corporation (the
"Company"), 14,226,578 duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, $.001 par value per share (the common stock, including any stock into which it may be changed, reclassified, or converted, and as it may be adjusted pursuant to Section 10 below, is herein referred to as the "Common Stock"), at a purchase price per share equal to $0.01 (the "Exercise Price"). The Warrant may be exercised at any time, and from time to time, during the period (the "Exercise Period") from the date hereof and ending on June 28, 2001.

         This Warrant is subject to the following provisions, terms and conditions:

         Section 1.  Exercise of Warrant.

         To exercise this Warrant in whole or in part (but for not less than 100 shares at a time, or such lesser number of shares which may constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 10 below), the Holder shall deliver to the Company at its principal office in Ormond Beach, Florida, (a) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) cash or a certified check payable to the Company, or by cancellation of indebtedness of the Company to the Holder hereof, if any, at the time of exercise, including any portion of the promissory note, dated as of the date hereof, bearing interest at the rate of 12.25% per annum, in a principal amount of $1,298,500, made by the Company in favor of the Holder, in an amount equal to the aggregate purchase price of the number of shares of Common Stock being purchased, and (c) this Warrant. The Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a stock certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in the denomination of 100 shares each or such lesser or greater denomination as may be specified in such notice and shall be issued in the name of the Holder or, provided that the Holder complies with
Section 4 hereof applicable to the transfer of this Warrant or Common Stock purchasable pursuant hereto, such other name as shall be designated in such notice. Such stock certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares immediately prior to the close of business on the date such notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new warrants, except that, in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

         All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a national securities exchange or quoted on an automated quotation system, shall be duly listed or quoted thereon.

         The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the purchase price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant.


         Section 1A.       Right to Convert Warrant.

         The Holder shall have the right to convert this Warrant (the "Conversion Right") at any time prior to the expiration of the Exercise Period, into shares of Common Stock in accordance with this Section 2. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for this Warrant (in effect immediately prior to the exercise of the Conversion Right) from the amount obtained by multiplying the number of shares of Common Stock issuable upon the exercise of this Warrant by the Closing Price (as defined below) immediately prior to the exercise of the Conversion Right) by (y) the Closing Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         For purposes hereof, the "Closing Price" shall mean the closing sale price (or the average of the closing bid and ask prices if there is no closing sale price reported) of the Common Stock on the date specified on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange on such date, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If there is no reported bid and asked price for the Common Stock, the "Closing Price" shall be the fair market value of the Common Stock on the date specified, as determined in good faith by the Company and the Holder, or, if the Company and the Holder cannot agree, by an independent appraiser mutually selected by the Company and the holder.

         The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company, exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to the conversion and
(ii) a place and date not less than two nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         At any closing under this Section 2, (i) the Holder will surrender this Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion.

         Section 2.        Right to Convert Warrant.

         The Holder shall have the right to convert this Warrant (the "Conversion Right") at any time prior to the expiration of the Exercise Period, into shares of Common Stock in accordance with this Section 2. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for this Warrant (in effect immediately prior to the exercise of the Conversion Right) from the amount obtained by multiplying the number of shares of Common Stock issuable upon the exercise of this Warrant by the Closing Price (as defined below) immediately prior to the exercise of the Conversion Right) by (y) the Closing Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

         For purposes hereof, the "Closing Price" shall mean the closing sale price (or the average of the closing bid and ask prices if there is no closing sale price reported) of the Common Stock on the date specified on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange on such date, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If there is no reported bid and asked price for the Common Stock, the "Closing Price" shall be the fair market value of the Common Stock on the date specified, as determined in good faith by the Company's Board of Directors.

         The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company, exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to the conversion and
(ii) a place and date not less than two nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         At any closing under this Section 2, (i) the Holder will surrender this Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion.

         Section 3.  Transfer, Division and Combination.

         The Company agrees to maintain at its principal office in Ormond Beach, Florida, books for the registration and transfer of this Warrant, and, subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

         This Warrant may be divided or combined with other Warrants upon presentation hereof at such principal office in Ormond Beach, Florida, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or his agent or attorney. Subject to compliance with the preceding paragraph as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         Section 4. Restrictions on Exercise and Transfer of Warrants and Common Stock

         The Holder, by acceptance hereof, acknowledges that this Warrant and, to the extent not registered under the 1933 Act of Securities, as amended (the "1933 Act"), any Common Stock purchased or acquired pursuant hereto is being or will be acquired solely for the Holder's own account and not as a nominee for any other party, and with a current investment intent and not with a view to distribution thereof.

         This Warrant shall be exercisable or convertible (a) only under circumstances such that the issue of Common Stock issuable upon such exercise or conversion is exempt from the requirements of registration under the 1933 Act and any applicable state securities law or (b) upon registration of such Common Stock in compliance therewith. This Warrant shall be transferable only under circumstances such that the transfer is exempt from the requirements of registration under the 1933 Act and any applicable state securities law. By acceptance hereof, the Holder agrees to comply with such laws.

         Before any transfer or attempted transfer of all or any part of this Warrant or such Common Stock, the Holder shall deliver to the Company written notice of its intention so to do briefly describing the manner of any such proposed transfer. Promptly after receiving such written notice, the Company shall present copies thereof to Company counsel and, if the Company requests the Holder to designate special counsel therefor, to any special counsel designated by the Holder that is knowledgeable as to securities matters and reasonably satisfactory to the Company. If, in the opinion of counsel for the Company and counsel, if any, for the Holder, the proposed transfer may be effected without registration under the 1933 Act and any applicable state securities law of any such securities, the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the securities proposed to be transferred may be transferred in accordance with the terms of such notice. The

Company shall not be required to effect any such transfer before the receipt of such favorable opinion or opinions of the effectiveness of registration.

         Section 5.  Covenant to Reserve Shares of Common Stock.

         The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Common Stock, or other stock or securities deliverable pursuant to this Warrant, sufficient to enable it at any time to fulfill all its obligations hereunder.

         Section 6.  Notices.

         In the event that:

                  (a) the Company proposes to pay any dividend payable in stock (of any class or classes) or in Convertible Securities, as defined below, upon its Common Stock or make any distribution (other than ordinary cash dividends) to the holders of its Common Stock,

                  (b) the Company proposes to grant to the holders of its Common Stock generally any rights or options (excluding any options granted to any employee, director, officer, contractor or consultant of the Company pursuant to any plan approved by the Board of Directors of the Company),

                  (c) the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company,

                  (d) the Company proposes to consolidate with, or merge into, any other corporation or to transfer its property as an entirety or substantially as an entirety, or

                  (e)  the   Company   proposes   to  effect  the   liquidation,
         dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to the holder of this Warrant not less than 30 days before date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or options, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

         Any notice or other document required or permitted to be given or delivered to the holder of this Warrant shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid to the Holder at the last address shown on the books of the Company maintained for the registry and transfer of this Warrant. Any notice or other document required or permitted to be given or delivered to holders of record of Common Stock issued pursuant to this Warrant shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to Holder at Holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid, to the principal office of the Company in Ormond Beach, Florida or delivered to the office of one of the Company's executive officers at such address, or such other address as shall have been furnished by the Company to the holders of record of such Warrants and the holders of record of such Common Stock.

         Section 7.  Limitation of Liability; Not Shareholders.

         No Provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

         Section 8. Loss, Destruction, etc., of Warrant.

         Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         Section 9. Exercise and Expiration of Warrant.

         This Warrant shall become exercisable immediately upon its issuance to the initial Holder. The expiration time and date of the Warrant shall be 5:00 p.m. New York, New York time, June . 2001.

         Section 10. Adjustment of Number of Shares Issuable Pursuant to this Warrant.

         The number of shares of Common Stock that may be subscribed for and purchased hereunder shall be subject to adjustment from time to time as follows:

         (a) Effect of "Split-ups" and "Split-downs"; Stock Dividends. If at any time or from time to time the Company shall subdivide as a whole, by reclassification, by the issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, the number of shares of Common Stock, with or without par value, that may be purchased hereunder shall be increased proportionately as of the effective or record date of such action. The issuance of such a stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend. In case at any time or from time to time the Company shall combine as a whole, by reclassification or otherwise, the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock, with or without par value, the number of shares of Common Stock that may be purchased hereunder shall be reduced proportionately as of the effective date of such action.

         (b) Effect of Certain Dividends. If on any date the Company makes a distribution to holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets, the number of shares of Common Stock purchasable hereunder shall be adjusted as at the close of business on said date to a number determined by multiplying the number of shares purchasable hereunder by a fraction, the numerator of which shall be the Current Price (as defined herein) immediately prior to such distribution, and the denominator of which shall be such Current Price minus the fair market value (as determined in good faith by the Board of Directors of the Company, provided that a majority of the independent directors of the Board shall have concurred, or upon the failure of such Board of Directors to act in good faith with respect thereto, by a single qualified appraiser (which shall be either a national accounting firm or a national or regional major investment bank) selected by mutual agreement between the Company and the Holder) of the portion of the assets or evidences of indebtedness so to be distributed to one share of Common Stock.

         (c) Effect of Merger or Consolidation. If the Company shall, while this Warrant remains outstanding, enter into any consolidation with or merge into any other corporation wherein the Company is not the continuing corporation, or wherein cash or securities of a corporation other than the Company are distributable to holders of Common Stock of the Company, or sell or convey its property as an entirety or substantially as an entirety, and in connection with such consolidation, merger, sale or conveyance, shares of stock or cash or other securities shall be issuable or deliverable in exchange for the Common Stock of the Company, the Holder shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock that the Holder would have been entitled to purchase or acquire immediately before the effective date of such consolidation, merger, sale or conveyance) the shares of stock or cash or other securities to which such number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased upon exercise of this Warrant immediately prior thereto. In case of any such consolidation, merger, sale or conveyance, appropriate provision (as determined by a resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the Holder, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable as nearly as reasonably practicable, in relation to such stock or other securities.

         (d) Reorganization and Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company (except as provided in Sections 10(a) and (c) hereof) while this Warrant remains outstanding, the Holder shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock that the Holder would have been entitled to purchase immediately before such reorganization or reclassification) the shares of stock of any class or classes or other securities or cash or property to which such number of shares of Common Stock would have been entitled if such shares of Common Stock had been purchased immediately before such reorganization or reclassification. In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the Holder, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

         (e) Adjustment of Number of Shares after a "Diluting Issue". If on any date on or after the date of this Warrant any additional shares of Common Stock (other than shares of Excluded Stock) (hereinafter, "Equity Stock") shall be issued for a consideration per share (or, in the case of any transactions contemplated in paragraphs (2) or (3) of this Section 10(e), shall be deemed to be issued for a Presumed Consideration per share) less than the Current Price on the date such Common Stock was issued or deemed to have been issued, the number of shares of Common Stock purchasable hereunder shall be adjusted as at the close of business on such date to a number equal to the product (computed to the nearest ten thousandth of a share) resulting from the multiplication of (i) the total number of shares of Common Stock purchasable hereunder immediately before such adjustment by (ii) a fraction determined as follows (and in such event, the number of shares of Common Stock reserved for issuance upon conversion shall be appropriately and concurrently increased):

                  (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Stock issued or issuable in connection with such Equity Stock offering, and

                  (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Stock which the aggregate consideration received by the Company for such Equity Stock so offered would purchase at the then Current Price.

         For the purpose of this Section 10(e), the following provisions shall be applicable with respect to the issuance of additional shares of Common Stock and the computation set forth in the immediately preceding paragraph:

                  (1) Stock Dividends, etc. In case any additional shares of Common Stock shall be issued as a dividend on Common Stock, the number of shares of Common Stock purchasable hereunder shall be adjusted as provided in Section 10(a) hereof.

                  In case any additional shares of Common Stock shall be issued as a dividend on any class of stock of the Company other than Common Stock, or in case any obligations or stock convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable obligations or stock being hereinafter called "Convertible Securities") shall be issued as a dividend on any class of stock of the Company, such shares of Common Stock or Convertible Securities shall be deemed to have been issued without consideration on the day next succeeding the date for the determination of stockholders entitled to such dividend.

                  (2) Rights or Options below Current Price. In case the Company shall on or after the date of this Warrant grant any rights or options (other than those exercisable for Excluded Stock) to subscribe for or to purchase additional shares of Common Stock or Convertible Securities, and the Presumed Consideration per share received and receivable by the Company for such additional shares under such rights or options or pursuant to the terms of such Convertible Securities shall be less than the Current Price in effect immediately prior to the time of the granting of such rights or options, the maximum number of additional shares of Common Stock issuable pursuant to such rights or options or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the granting of such rights or options, and the Company shall be deemed to have received the Presumed Consideration therefor. No adjustment (except as provided in paragraph (4) of this Section 10(e)) shall be made upon the actual issuance of Common Stock upon the exercise of rights or options referenced in this paragraph (2) or the conversion of Convertible Securities referenced in this paragraph (2).

                  (3)     Securities Convertible below Current Price.  In case:

                           (i) the Company shall issue any Convertible Securities (other than those convertible into Excluded Stock or pursuant to the exercise of rights or options therefor in respect of which an adjustment shall have theretofore been made under the foregoing paragraph (2)), and

                           (ii) the Presumed Consideration per share for additional shares of Common Stock issuable pursuant to the terms of such Convertible Securities shall be less than the Current Price in effect immediately prior to the time of the issuance of such Convertible Securities, then the issuance of such Convertible Securities shall be deemed to be an issuance (as of the date of issuance of such Convertible Securities) of the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities, and the Company shall be deemed to have received the Presumed Consideration therefor as of the date of issuance of such Convertible Securities. No further adjustment, except as provided in paragraph (4) of this Section 10(e), shall be made upon the actual issuance of Common Stock upon the conversion of Convertible Securities.

                  (4) Superseding Adjustment of Number of Shares of Common Stock Purchasable Hereunder. If, at any time and from time to time after any adjustment of the shares of Common Stock purchasable hereunder shall have been made on the basis of shares of Common Stock deemed to be issued by reason of the provisions of the foregoing paragraphs (2) or
         (3) of this Section 10(e) on the basis of the granting of certain rights or options or the issuance of certain Convertible Securities, or after any new adjustments of the number of shares of Common Stock purchasable hereunder shall have been made on the basis of shares of Common Stock deemed to be issued by reason of the provisions of this paragraph (4), such rights or options or the right of conversion or exchange in any such Convertible Securities (for which, or purchased pursuant to any rights or options for which, such an adjustment shall previously have been made) shall expire, and a portion of such rights or options, or the right of conversion or exchange in respect of a portion of such Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and the shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled, shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or such Convertible Securities on the basis of:

                           (i) treating the number of additional shares of Common Stock, if any, theretofore actually issued pursuant to the exercise of such expired rights or options or such expired right of conversion or exchange, as having been issued on the date or dates of such exercise for the consideration actually received therefor (computed as provided in paragraph (6) of this Section 10(e)); and

                           (ii) treating the maximum number of additional shares
                  of Common Stock, if any, thereafter issuable pursuant to the conversion or exchange of any Convertible Securities actually issued or issuable pursuant to the previous exercise of such rights or options as having been issued as of the date of the granting of such rights or options and treating the Presumed Consideration therefor as received as of such date;

         and, on such basis, such new adjustment, if any, of the number of shares of Common Stock purchasable hereunder shall be made as may be required by the first paragraph of this Section 10(e), which new adjustment shall supersede the previous adjustment so rescinded and annulled for the Warrant exercised after such new adjustment.

                  (5) Effect of "Split-up" or "Split-down" on "Deemed Issued" Shares. Upon the effective or record date for any subdivision or combination of the Common Stock of the character described in Section 10(a) hereof, including the issuance of a stock dividend which is treated as such a subdivision under paragraph (1) of this Section 10(e), the number of the shares of Common Stock which are at the time deemed to have been issued by virtue of paragraphs (2), (3) or (4) of this Section 10(e), but have not actually been issued, shall be deemed to be increased or decreased proportionately.

                  (6) Computation of Consideration and Presumed Consideration. For the purposes of this Section 10:

                           (i) The  consideration  received by the Company  upon
                  the actual issuance of additional shares of Common Stock shall be deemed to be the sum of the amount of cash and the fair value of property (as determined in good faith by the Board of Directors of the Company, provided that a majority of the independent directors of the Board shall have concurred, or upon the failure of such Board of Directors to act in good faith with respect thereto, by a single qualified appraiser (which shall be either a national accounting firm or a national or regional major investment bank) selected by mutual agreement between the Company and the Holder as at the time of issue or "deemed issue" in the case of the following paragraph
                  (ii)) received or receivable by the Company as the consideration or part of the consideration (v) at the time of issuance of the Common Stock, (w) for the issuance of any rights or options upon the exercise or conversion of which such Common Stock was issued, (x) for the issuance of any rights or options to purchase Convertible Securities upon the conversion of which such Common Stock was issued, (y) for the issuance of the Convertible

                  Securities upon conversion of which such Common Stock was issued and (z) at the time of the actual exercise of such rights, options or conversion privileges upon the exercise or conversion of which such Common Stock was issued, in each case without deduction for commissions and expenses incurred by the Company for any underwriting or, or otherwise in connection with the issue or sale of, such rights, options, Convertible Securities or Common Stock, but after deduction of any sums paid by the Company in cash upon the exercise of, and pursuant to, such rights, options or conversion privileges in respect of fractional shares of Common Stock; and

                           (ii) The  consideration  deemed to have been received
                  by the Company for additional shares of Common Stock deemed to be issued pursuant to rights, options and conversion privileges by reason of transactions or the character described in paragraphs (2), (3) and (4)(ii) of this Section 10(e) (herein called the "Presumed Consideration" therefor) shall be the consideration (determined as provided in the foregoing paragraph (i)) that would be received or receivable by the Company at or before the actual issue of such shares of Common Stock so deemed to be issued, if all rights, options and conversion privileges necessary to effect the actual issue of the number of shares deemed to have been issued had been exercised (successively exercised in the case of rights or options to purchase Convertible Securities), and the minimum consideration received or receivable by the Company upon such exercise had been received; all computed without regard to the possible future effect of anti-dilution provisions on such rights, options and/or conversion privileges.

         (f) Statement of Adjustment of Number of Shares Purchasable Hereunder and Current Price. Whenever the number of shares of Common Stock purchasable hereunder is adjusted pursuant to any of the foregoing provisions of this
Section 10, the Company shall promptly prepare a written statement signed by the chief executive officer of the Company, setting forth the adjustment in the number of shares purchasable hereunder, determined as provided in this Section, and the amount of the then effective Current Price, and in reasonable detail the facts requiring such adjustment and the calculation thereof. Such statement shall be filed among the permanent records of the Company and a copy thereof shall be furnished to the Holder without request and shall at all reasonable times during business hours be open to inspection by the Holder. The Company shall also promptly cause a notice, stating that such an adjustment has been effected and setting forth the increased or decreased number of shares purchasable and the amount of the then effective Current Price, to be delivered by facsimile, reliable courier or first-class mail postage prepaid to the Holder.

         (g) Determination by the Board of Directors. All determinations by the Board of Directors of the Company under the provisions of this Section 10 shall be made in good faith with due regard to the interests of the Holder and the other holders of securities of the Company and in accordance with good financial practice, and all valuations made by the Board of Directors of the Company under the terms of this Section 10 must be made with due regard to any market quotations of securities involved in, or related to, the subject of such valuation.

         (h) Definitions. For all purposes of this Section 10 and this Warrant, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Common Stock": (i) the Company's presently authorized Common Stock as such class exists on the date of this Warrant; and (ii) stock of the Company of any class thereafter authorized that ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with Common Stock.

                  "Company":  Shepherd  Surveillance  Solutions,  Inc., a Nevada
         corporation,   and  any  other   corporation   assuming  the  Company's
         obligations with respect to this Warrant pursuant to this Section 10.

                  "Convertible Securities": the meaning specified in Section 10(e)(1).

                  "Current Price": per share of Common Stock, the amount equal to the quotient resulting from dividing (i) the aggregate Exercise Price herein provided by (ii) the number of shares (including any fractional share) of Common Stock purchasable hereunder on such date. The Current Price on the date of the issuance of this Warrant is $0.01 per share of Common Stock.

                  "Excluded Stock": shares of Common Stock issued (i) upon exercise of this Warrant, (ii) in respect of which an adjustment is required to be made pursuant to Section 10(a), (b), (c) or (d) hereof,
         (iii) pursuant to the exercise or conversion of any options, warrants, convertible securities or other securities issued and outstanding on the date hereof, (iv) to any employee, director, officer, contractor or consultant of the Company pursuant to an approval of the Board of Directors of the Company or pursuant to any plan approved by the Board of Directors of the Company, (v) in connection with an acquisition of a business by the Company as a result of which the Company owns in excess of 50% of the voting power with respect to such business or (vi) upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 (or any successor statute) covering the offer and sale of Common Stock (or of any equity security that is part of a unit that includes Common Stock) for the account of the Company.

                  "Presumed Consideration": the meaning specified in Section 10(e)(6)(ii).

         Section 11.  Registration Rights.

         (a) Registrable Stock. As used in this Section 11, the term "Registrable Stock" shall mean (i) all shares of Common Stock that may be issued upon exercise of this Warrant (and all shares of Common Stock that may thereafter be issued in respect of such Warrant) that is from time to time outstanding.

         References in this Warrant to rules, regulations and forms promulgated by the Securities and Exchange Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

         The rights and obligations of the Company and the Holder with respect to the Registrable Stock set forth in this Section 11 shall supersede any registration rights and obligations of the Company and the Holder existing prior to the date hereof with respect to the Registrable Stock.

         (b) Request for Registration. If the Company shall receive a written request (specifying that it is being made pursuant to this Section 11(b)), at any time from the holders of more than 50% of the Registrable Stock that the Company file a registration statement under the 1933 Act, or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act covering the registration of at least 20% of the Registrable Stock, then the Company shall promptly notify all other holders of Registrable Stock of such request and shall use its reasonable best efforts to cause all Registrable Stock (and any other securities of the Company that such holders may own) that holders have requested be registered to be registered under the 1933 Act.

         Notwithstanding the foregoing, (i) the Company shall not be obligated to effect a registration pursuant to this Section 11(b) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on a date 180 days following the effective date of a registration statement pertaining to an underwritten public offering or securities for the account of the Company, provided that no other selling stockholder has the right to exercise demand registration rights during such time period and the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; (ii) if the Company shall furnish to such holders a certificate signed by the chief executive officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six months, (iii) the Company shall not be obligated to effect a registration pursuant to this Section 11(b) relating to a delayed or continuous offering under Rule 415 of the 1933 Act (or any successor rule thereunder); provided, however, that a registration on Form S-3 may be effected at such time if requested by such holders and if the Company is entitled to use Form S-3 to register such shares.

         The Company shall not be obligated to effect more than three registrations pursuant to this Section 11(b). The registration statement filed pursuant to this Section 11(b) may, subject to the provisions hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

         (c) Company Registration. Subject to Section 11(g), if at any time the Company proposes to register any of its Common Stock under the 1933 Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Stock, the Company shall, each such time and without limitation as to the number of times, promptly give each holder of Registrable Stock written notice of such determination. Upon the written request of any holder, given within 20 days after mailing of any such notice by the Company, the Company shall use its reasonable best efforts to cause to be registered under the 1933 Act all of the Registrable Stock (and any other securities of the Company that such holders may own) that each such holder has requested be registered.

         (d) Obligations of the Company. Whenever required under Sections 11(b), 11(c) or 11(j) to use its reasonable best efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as reasonably possible:

                  (1) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Stock and use its reasonable best efforts to cause such registration statement to become and remain effective for no more than 180 days at the Company's expense, provided, however, that the holders of Registrable Securities may extend the effectiveness of any such registration statement at their own cost and expense;

                  (2) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

                  (3) furnish to the holders of Registrable Stock such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Stock owned by them; and

                  (4) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky Laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and further, provided, that if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

         (e) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 11 that the holders of Registrable Stock shall furnish to the Company such information regarding them, the Registrable Stock held by them and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         (f) Expenses of Registration. All expenses incurred in connection with a registration pursuant to Sections 11(b) or 11(c) (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers, and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling holders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 11(b) if the registration request is subsequently withdrawn, unless the holders agree to forfeit their right to demand registration pursuant to Section 11(b).

         (g) Underwriting Requirements. (i) In connection with any offering initiated by the Company involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 11(c) to include any of the holders' Registrable Stock in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities that all holders request to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the securities of the selling holders as the underwriters believe will not jeopardize the success of the offering, shall so advise all selling holders of Registrable Stock and the number of shares of securities that are entitled to be included in the offering and underwriting shall be allocated first, to the Company for securities being sold for its own account, second, among all selling holders of Registrable Stock and other securities of the Company held by such holders and, third, among all other selling stockholders, in each case in proportion, as nearly as practicable, to the respective total amounts of securities owned by said selling holders of Registrable Stock and other selling stockholders. If any selling holder of Registrable Stock or any other selling stockholder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by written notice to the Company and the underwriter.

         (ii) In connection with any offering initiated by any holders of Registrable Stock involving an underwriting of shares being sold by such holders of Registrable Stock, such holders shall not be required under Section 11(b) to include any shares being issued by the Company or sold by any other selling stockholders in such underwriting unless the Company and such other selling stockholders accept the terms of the underwriting as agreed upon between such holders of Registrable Stock and the underwriters selected by it and reasonably acceptable to the Company, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by such holders. If the total amount of securities that all holders request to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the holders of Registrable Stock shall only be required to include in the offering so many of the securities of the Company as the underwriters believe will not jeopardize the success of the offering, shall so advise the Company and such other selling stockholders, and the number of shares of securities that are entitled to be included in the offering and underwriting shall be allocated first, among all such selling holders of Registrable Stock and other securities of the Company held by such holders, second, to the Company for securities being sold for its own account and, third, among all other selling stockholders, in each case in proportion, as nearly as practicable, to the respective total amounts of securities owned by such other selling stockholders. If the Company or any other selling stockholder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by written notice to the holders of Registrable Stock and the underwriter.

         (h) Delay of Registration. No holders of Registrable Stock shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 11.

         (i) Indemnification. In the event any shares of Registrable Stock are included in a registration statement under this Section 11:

                  (1) to the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Stock requesting or joining in a registration, any underwriter (as defined in the 1933 Act) for it and each person, if any, who controls such holder or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such holder, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(i)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such holder, underwriter or controlling person;

                  (2) to the extent permitted by law, each holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act and each agent and any underwriter for the Company (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such holder expressly for use in connection with such registration; and each such holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(i)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld); and

                  (3) promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually and reasonably satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (4) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         (j)      Registrations on Form S-3.

                  (1) If (i) holders of at least 25% of the Registrable Stock request in writing (specifying that the request is being made pursuant to this Section 11(j)) that the Company file a registration statement on Form S-3 under the 1933 Act ("Form S-3") (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Stock, the reasonably anticipated aggregate price to the public of which would exceed $250,000, and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its reasonable best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-3).

                  (2) All expenses incurred in connection with a registration requested pursuant, to Section 11(j)(1) (excluding underwriters'
         discounts  and  commissions),   including,   without  limitation,   all
         registration, qualification, printing and accounting fees, and reasonable fees and disbursements of one counsel for the selling holder or holders and counsel for the Company, shall be borne by the Company.

                  (3) Holders, rights to registration under this Section 11(j) shall be unlimited as to number of times exercised, are in addition to, and not in lieu of, their rights to registration under sections 11(b) and 11(c) and shall be subject to the provisions of Sections 11(d) through 11(i).

         (k) Reports Under Securities Exchange Act of 1934. With a view to making available to the holders of Registrable Stock the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

                  (1) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 ( the "1934 Act"); and

                  (2) furnish to any holder so long as such holder owns at least 5% of the Registrable Stock forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such securities without registration.

         (l) Lockup Agreement. In consideration for the Company's agreeing to its obligations under this Section 11, the holder of Registrable Stock agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to, sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Stock (other than those included in the registration) or other capital stock in the Company, in transactions taking place during the lockup period set forth below whereby securities of the Company may come to rest in the public market, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that all holders of 5% or more of the Company's securities and all directors and officers shall be subject to the restrictions set forth in this Section 11(l).

         (m) Certain Limitations in Connection with Future Grants of Registration Rights. From and after the date hereof, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement:

                  (1)      includes the equivalent of Section 11(l) as a term;

                  (2) includes a provision that, in the case of a public offering involving an underwritten registered offering under Section 11(c), protects the holders of Registrable Stock if marketing factors require a limitation on the number of securities to be included in the underwriting in the manner in which the Company is protected under
         Section 11(g); and

                  (3) does not grant to such holder or prospective holder registration rights more favorable than those granted to the holders of Registrable Stock under this Section 11.

         (n) Transfer of Registration Rights. The registration rights of the Holder of the Warrant under this Section 11 may be transferred to any transferee who acquires at least 10% of the Registrable Stock, or the Warrant; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 11 are being assigned.

         Section 12.       Amendments.

         Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the holders of Warrants that are exercisable for a number of shares of Common Stock that represent in the aggregate at least a majority of the total number of shares of

Common Stock for which all Warrants are then exercisable (whether or not the holder of this warrant consents).

         Section 13.       Governing Law and Consent to Jurisdiction.

         This Warrant shall be governed by the laws of the State of New York without regard to its conflict of laws principles or rules. This Warrant shall be deemed to have been executed and delivered at and shall be deemed to have been made in New York, New York.

         Any legal action, suit or proceeding arising out of or relating to this Warrant may only be instituted in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and the Company agrees not to assert, by way of motion, as a defense or otherwise, in any action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that the action, suit or proceeding if brought in such courts, would be an inconvenient forum, that the venue of the action, suit or proceeding, if brought in any of such courts, is improper or that this Agreement or the subject matter may not be enforced in or by such courts on jurisdictional grounds.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.

Dated: June 28, 1996


                                    SHEPHERD SURVEILLANCE SOLUTIONS, INC.


                                    By: /s/ M. Thomas Makmann
                                           ---------------------------------
                                    Name:   M. Thomas Makmann
                                    Title:  President and CEO

                               SUBSCRIPTION NOTICE

         The undersigned, the Holder, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, ________________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor of $__________ cash and/or cancellation of $__________ of indebtedness of the Company to the Holder hereof and requests that certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to________________________________ whose address is _____________________________________________________ and whose social security or employer identification number is __________________________.

         The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for the Holder's own account and not as a nominee for any other party, for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Stock may bear a legend substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. UNLESS THEY ARE SOLD PURSUANT To RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

         In addition, the undersigned agrees that stop transfer instructions will be entered on the Company's stock transfer records with respect to Common Stock issued upon this exercise.

Dated:



                                                  ------------------------------
                                                  Signature guaranteed:

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________ the rights represented by the foregoing Warrant of _______________ and appoints ______________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.


Dated:



                                                  ------------------------------
                                                  Signature guaranteed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.